FEDERATED GNMA TRUST
INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES
Supplement to Prospectuses dated March 31, 1995
Please delete the biography of James D. Roberge under the sub-heading "Adviser's Background" and replace it with the following:
     "Edward J. Tiedge has been the Trust's portfolio manager since October 1995. Mr. Tiedge joined Federated Investors in 1993 as a Investment Analyst and has been an Assistant Vice President of the Trust's investment adviser since 1995. Mr. Tiedge served as Director of Investments at Duquesne Light Company from 1990 to 1993. Mr. Tiedge is a Chartered Financial Analyst and received his M.S. in Industrial Administration from Carnegie Mellon University."
Kathleen M. Foody-Malus has been a portfolio manager for the Trust since July 1993 and will continue in that capacity.
                                              September 30, 1995


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